Exhibit 99.1

Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call

CHESAPEAKE, Va. - August 16, 2018 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the second quarter ended August 4, 2018.

WHEN:        Thursday, August 30, 2018
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call,
please dial 888-254-3590 for USA and Canadian calls
or 323-994-2093 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, September 5, and may be accessed by dialing 888-203-1112. Please enter Passcode # 4700872.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com
DLTR-E